Citi’s 18th Annual Entertainment, Media and Telecommunications Conference January 9, 2008

Safe Harbor
Caution Concerning Forward-Looking Statements
Various remarks that we make about Vonage Holdings Corp. future expectations, plans and prospects constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date.  While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our views change.  Therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.  In addition, actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, but not limited to, our damaging and disruptive intellectual property and other litigation; our customer churn; our history of net operating losses and our need for cash to finance our growth; the competition we face; our dependence on our customers' existing broadband connections; differences between our service and traditional phone services, including our 911 service; uncertainties relating to regulation of VoIP services; system disruptions or flaws in our technology; the risk that VoIP does not gain broader acceptance; and
other factors that are set forth in the "Risk Factors" section, the "Legal Proceedings" section, the "Management's Discussion and Analysis of Results of Operations and Financial Condition"
section and other sections of Vonage's Annual Report on Form 10-K for the year ended
December 31, 2006, as well as in our Quarterly Reports on Form 10-Q and Current Reports on
Form 8-K.
Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures (including adjusted loss from operations, adjusted SG&A, and pre-marketing operating income), as defined in Regulation G adopted by the SEC. We provide a reconciliation of these non-GAAP financial measures to the most directly comparable financial measure at the end of the presentation and in our quarterly earnings releases, which can be found on the Vonage Investor Relations website at
http://ir.vonage.com.

Positioned for Growth in 2008
A challenging 2007 but emerged stronger
Strong revenue growth
More efficient cost structure
Narrowing losses
Positive cash from operations
Growing product portfolio
Clear strategy to grow the business and
reach profitability

(1) Fourth quarter excludes settlement payments.
(2) Source: IDC market analysis September 2007
Generated positive operating cash in 3 and 4 quarter 2007
Year-end 2007 cash position of $190 million which includes $40 million in restricted cash
Focused on refinancing existing $253 million debt facility
Improving Credit
Profile
2007 revenue of more than $800 million
2009 revenue projected to exceed $1 billion
Rapidly progressing towards profitability
Low-cost, high margin, scaleable platform
Reducing cost of subscriber acquisition and G&A
Company expects to generate positive adjusted operating income for full year 2008
Significant
Improvements in
Operating
Performance
Leading provider of VoIP to residential and small business customers in the US
More than 2.5 million lines in service
Strong value proposition
Starts low, stays low pricing
Feature-rich service offering
Strong Market
Position and
Attractive Value
Proposition
62 million broadband users in US expected to grow to over 76 million users by 2011
16 million VoIP users in the US projected to grow to more than 45 million by 2011
Significant
Opportunity for
Growth
A Leading Provider of VoIP Telephony
rd th
2
2
1

Strategic Roadmap
1. Fix
business
fundamentals
2. Build
a strong
core
3. Grow
from the
core
Wave 3
Grow from the core
Wave 2
Build a strong core
Wave 1
Fix business fundamentals
Q3 07 Q4 07 Q1 08
Q2 08 Q3 08
Q4 08
Wave 1 Wave 2 Wave 3
Marketing
Cost Management
Customer Experience
Segmentation
Strengthen Product
Portfolio
Customer lifetime value
Best-in-class operations
Geographic expansion
SMBs
Adjacencies
Bundles

Fixing the Fundamentals
Marketing
Cost
Management
Customer
Experience
Shift from brand building to customer acquisition
Integrate marketing efforts across channels
Evaluate channel performance by cost per acquisition
Rollout local market strategy (LMS)
Streamline operations to enhance efficiency
Increase number of CLEC partners to create further pricing
competition for cost of telephony services
Resolved IP litigation reducing legal expense
Drive first call resolution, increase customer satisfaction
and quality assurance
Develop effective hiring and training practices for agents
Re-engineer customer touch points to improve user
experience
Improve network reliability and audio quality

$120
$144
$162
$181
$196
$206
$211
$0
$50
$100
$150
$200
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Revenue
Revenue Growth
1,597
1,853
2,058
2,224
2,390
2,446
2,524
0
500
1,000
1,500
2,000
2,500
3,000
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
$0
$5
$10
$15
$20
$25
$30
ARPU
Total Lines
30% year-over-year revenue growth
19 consecutive quarters of double-
digit year-over-year revenue
growth
22 consecutive quarters of
sequential revenue growth
ARPU
Positive net line additions
every quarter since inception
Stable ARPU
Predictable, recurring revenue
stream
Total lines

Direct Margin
1
(1) Excludes royalty payment to Verizon.  Direct margin is defined as operating revenues less direct cost of telephony services and direct cost of goods sold.
45%
50%
55%
60%
65%
70%
Direct Margin
(% of revenue)
Direct margin of 66%, up
from 64% a year ago
Aggressively managing
direct costs
Cost savings benefits from
supplier management and
traffic flow optimization
1Q06 3Q06 2Q06 1Q07 4Q06 2Q07 3Q07

Co-location
Bandwidth
Interconnection
Taxes
Phone #s
Cost of Telephony Services
1
$8.94
$7.72
$7.06
$8.13
$8.03
$7.21
$7.30
$0
$2
$4
$6
$8
$10
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Cost of Telephony Services Per Line
COTS Breakout
100%
50%
0
(1) Excludes royalty payment to Verizon.
Termination
E911
Other
Variable
Fixed

SG&A declined as a percent of
revenue and on an absolute basis
for two consecutive quarters
3Q07 delivered record level SG&A
as a percent of revenue of 40%
Approximately 60% of SG&A is
relatively fixed
Expect SG&A as a percent of
revenue to continue to decline
Managing SG&A*
* Excludes 3Q07 litigation settlement expense of $133 million.
Variable
Fixed
$53
$66
$72
$82
$91
$88
$85
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
SG&A (% of Revenue)
SG&A ($ millions)
0%
10%
20%
30%
40%
50%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07

Comp &
Benefits
SG&A per line*
$12.30
$12.77
$12.28
$12.73
$13.15
$12.16
$11.40
$6
$8
$10
$12
$14
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
SG&A per Line
SG&A Breakout
100%
50%
* Excludes 3Q07 litigation settlement expense of $17.83 per line.
Variable
Other SG&A
Credit Card Chgs
50%
0
IP Litigation
Fixed
Selling

12 Cash Cost per User $0 $5 $10 $15 $20 $25 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Cash Cost per User 3Q07 100% SG&A COTS 50% 0 CCPU Breakout Variable Fixed

Pre-Marketing Operating Income
1
$0
$5
$10
$15
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
$0
$20
$40
$60
$80
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
PMOI ($ millions)
PMOI per Line
3Q07 PMOI reached record high:
$9.53 per line
$15.93 incremental
Steady growth expected in
future years
1
This is a non-GAAP financial measure that is defined as GAAP loss from operations excluding customer equipment and shipping revenue, direct cost of goods sold, D&A, marketing, non-cash stock compensation expense and certain charges.
Incremental PMOI per Line
$0
$5
$10
$15
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07

Marketing
-40%
-20%
0%
20%
40%
60%
80%
100%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
$88
$90
$91
$96
$91
$68
$62
$0
$20
$40
$60
$80
$100
$120
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100% Delivered higher sequential net
and gross adds on lower spend in
3Q07
Cost of customer acquisition in
3Q07 equaled $206 – the lowest
level since 1Q05
Expect cost of acquisition to be in
$225-250 range in 2008
Revenue
Marketing
Revenue Growth Outpacing
Marketing Growth
Marketing Spend
As a % of
Revenue
Index
$0
$50
$100
$150
$200
$250
$300
$350
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Marketing Cost per Gross Line Addition

RAF, Agency
Telesales
Agents
Marketing Spend by Channel
$88
$90
$91
$96
$91
$68
$62
$0
$20
$40
$60
$80
$100
$120
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Marketing Spend
($ Millions)
Online
Mail, Alt Media
Canada, UK
Sponsorships
100%
50%
0
Retail
TV

($80)
($60)
($40)
($20)
$0
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Progressing on the Path to Profitability
Declining Adjusted Loss from Operations
1
Adjusted Loss
from Operations¹
(millions)
Narrowing losses on a
year-over-year and
sequential basis
3Q07 loss fell to ($1.1M)
vs. ($53M) in 3Q06
1) Adjusted loss from operations is a non-GAAP financial measure that is defined as GAAP loss from operations excluding non-cash stock compensation and depreciation and amortization expenses. Excludes certain charges.

Generating Cash from Operations
Generated cash from operations
for the first time in Company
history in Q307
Positive cash from ops in Q4
1
Capital expenditures required to
support customer base are low
relative to telecom peers
($75)
($44)
($42)
($28)
($59)
($53)
$22
($80)
($60)
($40)
($20)
$0
$20
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Cash from Operations
($ Millions)
(1) Excludes settlement payments.

Strategic Roadmap
1. Fix
business
fundamentals
2. Build
a strong
core
3. Grow
from the
core
Wave 3
Grow from the core
Wave 2
Build a strong core
Wave 1
Fix business fundamentals
Q3 07 Q4 07 Q1 08
Q2 08 Q3 08
Q4 08
Wave 1 Wave 2 Wave 3
Marketing
Cost Management
Customer Experience
Segmentation
Strengthen Product
Portfolio
Customer lifetime value
Best-in-class operations
Geographic expansion
SMBs
Adjacencies
Bundles

Improving the Customer Experience
Research shows > 70% of churn is driven by factors within our control
Call quality
Customer service
Installation problems
Company has implemented major initiatives to improve the customer experience:
Improve network service quality - improve call clarity, reduce dropped calls
Resolve customer issues the first time - improve agent productivity
Leverage technology - workforce management tools, global call routing, speech enabled IVR and integrated customer care tools
Develop products and services to exceed customer expectations
•
Launched V-Portal - new customer premise equipment

Tracking Churn Over Time
No Meaningful Change in Churn in 4Q07
0.0%
1.0%
2.0%
3.0%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Churn has risen over the past
several quarters to 3% in 3Q07
Research shows customers are
most susceptible to churn in the
first 3 months and at month 13
Initiatives to improve the customer
experience are helping but it will
take time to yield material results
Company expects churn to return
to low 2% level
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
1 21 41 61 81 101 121 141 161
Churn
Months
Average Attrition Rate1
(1) Attrition defined as terminating customers per period/initial gross customer additions.

Strategic Roadmap
1. Fix
business
fundamentals
2. Build
a strong
core
3. Grow
from the
core
Wave 3
Grow from the core
Wave 2
Build a strong core
Wave 1
Fix business fundamentals
Q3 07 Q4 07 Q1 08
Q2 08 Q3 08
Q4 08
Wave 1 Wave 2 Wave 3
Marketing
Cost Management
Customer Experience
Segmentation
Strengthen Product
Portfolio
Customer lifetime value
Best-in-class operations
Geographic expansion
SMBs
Adjacencies
Bundles

Basic World Plan
Unlimited Calling to 17 countries/cities
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Sign-up now
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Unlimited Calling to 60 countries/cities
Add $15/mo only $39.99/mo
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Call Europe Plan
Unlimited Calling to 29 countries/cities
Add $10/mo only $34.99/mo
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Call Asia Plan
Unlimited Calling to 17 countries/cities
Add $10/mo only $34.99/mo
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Call Mexico & Latin America Plan
Unlimited Calling to 23 countries/cities
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Recently introduced international long distance plans to
75 locations
Customers can still call France, Spain, Italy, Ireland
and the UK free and other locations for 1 cent per
minute
30,000+ subscriber lines signed up since September
launch
Plan and Feature Rollout Underway

Vonage Visual Voicemail
Transcribes Vonage voicemail messages to
text and sends them to email or cell phone
Virtual phone numbers
Select the country, state, area code you like
Toll free plus
Family and friends anywhere in the US can
call you for free
Plan and Feature Rollout Underway
More than 200,000 customers using advanced features

Vonage
Try VONAGE for 30 Days Risk Free
Vonage Whole House Solution

Introduction of MyVonage
V-Portal
Vonage branded device that assists with
installation, basic troubleshooting, and
much more
Vonage Whole House Solution
Set up the three handsets for convenient
use throughout the house
Vonage Desk Mate
Plan and Feature Rollout Underway

Products and Features in Alpha
Vonage ContactBook
Manage all contacts in a centralized location
Customized call message routing
Voice activated dialing
Conference calling
Call blast
Vonage Fax
Outbound fax service from online account
Vonage Call Me
Online business card that family and friends to
enter their number to contact you
Feature Pipeline

Strategic Roadmap
1. Fix
business
fundamentals
2. Build
a strong
core
3. Grow
from the
core
Geographic expansion
SMBs
Adjacencies
Bundles
Wave 3
Grow from the core
Wave 2
Build a strong core
Wave 1
Fix business fundamentals
Q3 07 Q4 07 Q1 08
Q2 08 Q3 08
Q4 08
Wave 1 Wave 2
Wave 3
Marketing
Cost Management
Customer Experience
Segmentation
Strengthen Product
Portfolio
Customer lifetime value
Best-in-class operations

Increase participation in business opportunity
Accelerate SMB push
Move beyond SOHOs into enterprise space
Bundle products and services through
partnerships/ventures
Expand geographic presence beyond UK, Canada
Grow from the Core

PC
MAGAZINE
EDITORS'
CHOICE
PC WORLD
THE 100
BEST
PRODUCTS
of 2006

Vonage
A Better Way to Phone for Less

Strong revenue growth
Improving cost structure
Narrowing losses
Positive cash from operations
Growing product portfolio
Clear strategy to grow the business and
reach profitability
Positive adjusted operating income
expected for full year 2008
2007
Positioned for Growth in 2008

VONAGE HOLDINGS CORP.
RECONCILIATION OF GAAP LOSS FROM OPERATIONS TO ADJUSTED
LOSS FROM OPERATIONS AND PRE-MARKETING OPERATING INCOME, EXCLUDING CERTAIN CHARGES
(Dollars in thousands)
(unaudited)
Three Months Ended
Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, Sep 30,
2006 2006 2006 2006 2007 2007 2007
Reconciliation of Loss from Operations to Adjusted Loss
from Operations and Pre-Marketing Operating Income:
Loss from operations............................................................ (82,403) $   (73,628) $   (65,798) $   (118,659) $ (73,075) $   (33,027) $   (160,512) $
Depreciation and amortization........................................... 4,959          5,740          5,946          7,032          7,859          8,191          8,563
Non-cash stock compensation........................................... 4,452          8,190          7,338          7,000          6,914          6,937          6,228
Adjusted loss from operations.............................................. (72,992)      (59,698)      (52,514)      (104,627)    (58,302)      (17,899)      (145,721)
Marketing.......................................................................... 88,288        90,164        91,316        95,581        90,850        67,906        61,885
Customer equipment and shipping..................................... (7,225)        (6,742)        (6,235)        (5,389)        (6,573)        (5,432)        (6,810)
Direct cost of goods sold................................................... 17,580        16,047        16,934        12,169        13,333        11,243        17,057
Pre-marketing operating income.......................................... 25,651 $     39,771 $     49,501 $     (2,266) $     39,308 $     55,818 $     (73,589) $
As a % of telephony services revenue............................... 22.8% 28.9% 31.8% (1.3)% 20.8% 27.8% (36.1)%
Adjusted loss from operations.............................................. (72,992) $   (59,698) $   (52,514) $   (104,627) $ (58,302) $   (17,899) $   (145,721) $
Royalty.............................................................................. -                  -                  -                  51,345        10,415        11,052        11,139
IP Litigation....................................................................... -                  -                  -                  -                  -                  -                  132,951
Severance.......................................................................... -                  -                  -                  -                  -                  3,700          533
Adjusted loss from operations excluding certain charges..... (72,992) $   (59,698) $   (52,514) $   (53,282) $   (47,887) $   (3,147) $     (1,098) $
Pre-marketing operating income.......................................... 25,651 $     39,771 $     49,501 $     (2,266) $     39,308 $     55,818 $     (73,589) $
Royalty.............................................................................. -                  -                  -                  51,345        10,415        11,052        11,139
IP Litigation....................................................................... -                  -                  -                  -                  -                  -                  132,951
Severance.......................................................................... -                  -                  -                  -                  -                  3,700          533
Pre-marketing operating income excluding certain charges. 25,651 $     39,771 $     49,501 $     49,079 $     49,723 $     70,570 $     71,034 $
Financials